                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                           ---------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of Earliest Event Reported)
                                October 17, 2003


                               THE SHAW GROUP INC.
             (Exact name of registrant as specified in its charter)


         Louisiana                     1-12227                    72-1106167
(State or other jurisdiction   (Commission File Number)         (IRS Employer
     of incorporation)                                       Identification No.)


                  4171 Essen Lane, Baton Rouge, Louisiana 70809
              (Address of principal executive offices and zip code)

                                 (225) 932-2500
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS.

         On October 17, 2003, The Shaw Group Inc. issued a press release that is filed herewith as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits:

                  99.1. Press Release dated October 17, 2002 - Shaw Announces Tender Offer for Outstanding Liquid Option(TM) Notes.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           THE SHAW GROUP INC.
                                             (Registrant)

Date: October 17, 2003                     By:
                                               ---------------------------------
                                               Robert L. Belk, Executive Vice
                                               President and Chief Financial
                                               Officer

                               THE SHAW GROUP INC.

                                  EXHIBIT INDEX

                                    Form 8-K
                                October 17, 2003

   Exhibit Number    Description                                    Page No.
   --------------    -----------                                    --------
     99.1            Press Release dated October 17, 2003 -
                     Shaw Announces Tender Offer for
                     Outstanding Liquid Yield Option(TM) Notes



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